UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2011

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52049	06-1594540
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

750 Route 202 South, Suite 600, Bridgewater, New Jersey	08807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 1, 2011, Synchronoss Technologies, Inc. issued a press release relating to its results of operations and financial condition for the quarter ended June 30, 2011. The full text of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated be reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit 99.1 Press Release of Synchronoss Technologies, Inc. dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

August 1, 2011	By:	/s/ Stephen G. Waldis
Name: Stephen G. Waldis
Title: Chairman of the Board of Directors, President and
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Synchronoss Technologies, Inc., dated August 1, 2011